                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  JULY 8, 1996
                                                           ------------


                                MATRITECH, INC.
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                DELAWARE
        ---------------------------------------------------------------
             (State or other jurisdiction of incorporation)

                 1-12128                           4-2985132
        ------------------------      ---------------------------------
        (Commission File Number)      (IRS Employer Identification No.)


              330 NEVADA STREET, NEWTON, MASSACHUSETTS  02160  USA
           ----------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


              Registrant's telephone number, including area code:


                                 (617) 928-0820
                                 --------------

















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ITEM 5.  OTHER EVENTS.
         ------------

       U.S. FOOD AND DRUG ADMINISTRATION APPROVAL
       ------------------------------------------

       Matritech, Inc. (the "Company") announced on July 8, 1996 that its Matritech NMP22/TM Test Kit has been approved by the U.S. Food and Drug Administration (the "FDA") for sale in the United States for use in identifying patients at risk for recurrence of bladder cancer.









































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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts, on this 9th day of July, 1996.



                                            MATRITECH, INC.


                                            By:  /s/ Stephen D. Chubb
                                                 --------------------
                                                 Name:  Stephen D. Chubb
                                                 Title:  Chairman, Director and
                                                 Chief Executive Officer

































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